                                                                EXHIBIT (a) (15)

                             ARMADA FUNDS ("ARMADA")
                        (A MASSACHUSETTS BUSINESS TRUST)

                     CERTIFICATE OF CLASSIFICATION OF SHARES

                  I, W. Bruce McConnel, III, do hereby certify as follows:

                  (1) That I am the duly elected Secretary of Armada Funds ("Armada");

                  (2) That in such capacity I have examined the records of actions taken by the Board of Trustees of Armada;

                  (3) That the Board of Trustees of Armada duly adopted the following resolutions at the Regular Meeting of the Board of Trustees held on November 19, 1998:

CREATION OF NEW SERIES OF SHARES

         1. CREATION OF CLASS CC AND CLASS CC - SPECIAL SERIES 1 SHARES REPRESENTING INTERESTS IN THE ARMADA TREASURY PLUS MONEY MARKET FUND.

                           RESOLVED, that pursuant to Section 5.1 of Armada's
                  Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in Armada (no par value) be, and hereby are, classified into an additional class of shares designated as Class CC shares of beneficial interest;

                           FURTHER RESOLVED, that pursuant to Section 5.1 of the
                  Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in Armada (no par value) be, and hereby are, classified and designated as Class CC-Special Series 1 shares;

                           FURTHER RESOLVED, that all consideration received by
                  Armada for the issue or sale of Class CC shares and Class CC-Special Series 1 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class CC shares of beneficial interest (irrespective of whether said shares have been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to Class CC shares and Class CC-Special Series 1 shares or such other shares by the Board of Trustees in accordance with Armada's Declaration of Trust, and each Class CC share and Class CC-Special Series 1 share shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                           FURTHER RESOLVED, that each Class CC share and each
                  Class CC-Special Series 1 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class CC share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect of Class CC shares, Class CC-Special Series 1 shares or such other shares and in respect of any general expenses and liabilities of Armada allocated to Class CC shares, Class CC-Special Series 1 shares or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the Securities and Exchange Commission and as may be from time to time determined by the Board of Trustees:

                           (a) only the Class CC shares shall bear: (i) the expenses and liabilities arising from transfer agency services that are directly attributable to Class CC shares; and (ii) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class CC shares;

                           (b) only the Class CC-Special Series 1 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of Armada which provide for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class CC-Special Series 1 shares; and (iii) such other expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class CC-Special Series 1 shares;

                           (c) no Class CC shares shall bear the expenses and liabilities described in subparagraph (b)above;

                           (d) no Class CC-Special Series 1 shares shall bear the expenses and liabilities described in subparagraph (a) above.

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         2.       CREATION OF CLASS DD, CLASS DD-SPECIAL SERIES 1 AND CLASS
                  DD-SPECIAL SERIES 2 SHARES REPRESENTING INTERESTS IN THE ARMADA U.S. GOVERNMENT INCOME FUND.

                           RESOLVED, that pursuant to Section 5.1 of Armada's
                  Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in Armada (no par value) be, and hereby are, classified into an additional class of shares designated as Class DD shares of beneficial interest;

                           FURTHER RESOLVED, that pursuant to Section 5.1 of the
                  Declaration of Trust of the Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in Armada (no par value) be, and hereby are, classified and designated as Class DD-Special Series 1 shares;

                           FURTHER RESOLVED, that pursuant to Section 5.1 of the
                  Declaration of Trust of the Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in Armada (no par value) be, and hereby are, classified and designated as Class DD-Special Series 2 shares;

                           FURTHER RESOLVED, that all consideration received by
                  Armada for the issue or sale of Class DD shares, Class DD-Special Series 1 shares and Class DD-Special Series 2 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class DD shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to Class DD shares, Class DD-Special Series 1 shares and Class DD-Special Series 2 shares or such other shares by the Board of Trustees in accordance with Armada's Declaration of Trust, and each Class DD share, Class DD-Special Series 1 share and Class DD-Special Series 2 share shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                           FURTHER RESOLVED, that each Class DD share, each
                  Class DD-Special Series 1 share and each Class DD-Special Series 2 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class DD share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect of Class DD shares, Class DD-Special Series 1 shares, Class DD-Special

                  Series 2 shares or such other shares and in respect of any general expenses and liabilities of Armada allocated to Class DD shares, Class DD-Special Series 1 shares, Class DD-Special Series 2 shares or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the Securities and Exchange Commission and as may be from time to time determined by the Board of Trustees:

                           (a) only the Class DD shares shall bear: (i) the expenses and liabilities arising from transfer agency services that are directly attributable to Class DD shares; and (ii) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class DD shares;

                           (b) only the Class DD-Special Series 1 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of Armada which provide for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class DD-Special Series 1 shares; and (iii) such other expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class DD-Special Series 1 shares;

                           (c) only the Class DD-Special Series 2 shall bear:
                           (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of Armada which provide for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to such shares; (iii) the expenses and liabilities of distribution fees payable under Armada's Distribution and Shareholder Services Plan for Special Series 2 shares; and (iv) such other expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by such shares;

                           (d) no Class DD shares shall bear the expenses and liabilities described in subparagraph (b) and subparagraph (c) above;

                           (e) no Class DD-Special Series 1 shares shall bear the expenses and liabilities described in subparagraph (a) and subparagraph (c) above;

                           (f) no Class DD-Special Series 2 shares shall bear the expenses and liabilities described in subparagraph (a) and subparagraph (b) above.

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         3.       CREATION OF CLASS GG, CLASS GG-SPECIAL SERIES 1 AND CLASS
                  GG-SPECIAL SERIES 2 SHARES REPRESENTING INTERESTS IN THE ARMADA MID CAP GROWTH FUND.


                           RESOLVED, that pursuant to Section 5.1 of Armada's
                  Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in Armada (no par value) be, and hereby are, classified into an additional class of shares designated as Class GG shares of beneficial interest;

                           FURTHER RESOLVED, that pursuant to Section 5.1 of the
                  Declaration of Trust of the Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in Armada (no par value) be, and hereby are, classified and designated as Class GG-Special Series 1 shares;

                           FURTHER RESOLVED, that pursuant to Section 5.1 of the
                  Declaration of Trust of the Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in Armada (no par value) be, and hereby are, classified and designated as Class GG-Special Series 2 shares;

                           FURTHER RESOLVED, that all consideration received by
                  Armada for the issue or sale of Class GG shares, Class GG-Special Series 1 shares and Class GG-Special Series 2 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class GG shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to Class GG shares, Class GG-Special Series 1 shares and Class GG-Special Series 2 shares or such other shares by the Board of Trustees in accordance with Armada's Declaration of Trust, and each Class GG share, Class GG-Special Series 1 share and Class GG-Special Series 2 share shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                           FURTHER RESOLVED, that each Class GG share, each
                  Class GG-Special Series 1 share and each Class GG-Special Series 2 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class GG share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect of Class GG shares, Class GG-Special Series 1 shares, Class GG-Special

                  Series 2 shares or such other shares and in respect of any general expenses and liabilities of Armada allocated to Class GG shares, Class GG-Special Series 1 shares, Class GG-Special Series 2 shares or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the Securities and Exchange Commission and as may be from time to time determined by the Board of Trustees:

                           (a) only the Class GG shares shall bear: (i) the
                          expenses and liabilities arising from transfer agency services that are directly attributable to Class GG shares; and (ii) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class GG shares;

                           (b) only the Class GG-Special Series 1 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of Armada which provide for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class GG-Special Series 1 shares; and (iii) such other expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class GG-Special Series 1 shares;

                           (c) only the Class GG-Special Series 2 shall bear:
                           (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of Armada which provide for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to such shares; (iii) the expenses and liabilities of distribution fees payable under Armada's Distribution and Shareholder Services Plan for Special Series 2 shares; and (iv) such other expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by such shares;

                           (d) no Class GG shares shall bear the expenses and liabilities described in subparagraph (b) and subparagraph (c) above;

                           (e) no Class GG-Special Series 1 shares shall bear the expenses and liabilities described in subparagraph (a) and subparagraph (c) above;

                           (f) no Class GG-Special Series 2 shares shall bear the expenses and liabilities described in subparagraph (a) and subparagraph (b) above.

         4. CREATION OF CLASS HH, CLASS HH-SPECIAL SERIES 1 AND CLASS HH-SPECIAL SERIES 2 SHARES REPRESENTING INTERESTS IN THE ARMADA MICHIGAN MUNICIPAL BOND FUND.


                           RESOLVED, that pursuant to Section 5.1 of Armada's
                  Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in Armada (no par value) be, and hereby are, classified into an additional class of shares designated as Class HH shares of beneficial interest;

                           FURTHER RESOLVED, that pursuant to Section 5.1 of the
                  Declaration of Trust of the Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in Armada (no par value) be, and hereby are, classified and designated as Class HH-Special Series 1 shares;

                           FURTHER RESOLVED, that pursuant to Section 5.1 of the
                  Declaration of Trust of the Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in Armada (no par value) be, and hereby are, classified and designated as Class HH-Special Series 2 shares;

                           FURTHER RESOLVED, that all consideration received by
                  Armada for the issue or sale of Class HH shares, Class HH-Special Series 1 shares and Class HH-Special Series 2 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class HH shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to Class HH shares, Class HH-Special Series 1 shares and Class HH-Special Series 2 shares or such other shares by the Board of Trustees in accordance with Armada's Declaration of Trust, and each Class HH share, Class HH-Special Series 1 share and Class HH-Special Series 2 share shall share in equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                           FURTHER RESOLVED, that each Class HH share, each
                  Class HH-Special Series 1 share and each Class HH-Special Series 2 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class HH share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect of Class HH shares, Class HH-Special

                  Series 1 shares, Class HH-Special Series 2 shares or such other shares and in respect of any general expenses and liabilities of Armada allocated to Class HH shares, Class HH-Special Series 1 shares, Class HH-Special Series 2 shares or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the Securities and Exchange Commission and as may be from time to time determined by the Board of Trustees:

                           (a) only the Class HH shares shall bear: (i) the expenses and liabilities arising from transfer agency services that are directly attributable to Class HH shares; and (ii) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class HH shares;

                           (b) only the Class HH-Special Series 1 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of Armada which provide for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class HH-Special Series 1 shares; and (iii) such other expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class HH-Special Series 1 shares;

                           (c) only the Class HH-Special Series 2 shall bear:
                           (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of Armada which provide for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to such shares; (iii) the expenses and liabilities of distribution fees payable under Armada's Distribution and Shareholder Services Plan for Special Series 2 shares; and (iv) such other expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by such shares;

                           (d) no Class HH shares shall bear the expenses and liabilities described in subparagraph (b) and subparagraph (c) above;

                           (e) no Class HH-Special Series 1 shares shall bear the expenses and liabilities described in subparagraph (a) and subparagraph (c) above;

                           (f) no Class HH-Special Series 2 shares shall bear the expenses and liabilities described in subparagraph (a) and subparagraph (b) above.

IDENTIFICATION OF SHARES WITH FUNDS.

                  RESOLVED, that Armada's classes or series of shares shall represent interests in the investment funds of Armada as follows:

         Class of Shares                     Investment Fund
         ---------------                     ---------------

         Class CC                            Armada Treasury Plus
         Class CC-Special Series I           Money Market Fund

         Class DD                            Armada U.S. Government
         Class DD-Special Series 1           Income Fund
         Class DD-Special Series 2

         Class EE                            Armada Aggressive
         Class EE-Special Series 1           Allocation Fund
         Class EE-Special Series 2

         Class FF                            Armada Conservative Allocation
         Class FF-Special Series 1           Fund
         Class FF-Special Series 2

         Class GG                            Armada Mid Cap Growth
         Class GG-Special Series 1           Fund
         Class GG-Special Series 2

         Class HH                            Armada Michigan Municipal
         Class HH-Special Series 1           Bond Fund
         Class HH-Special Series 2

AUTHORIZATION OF ISSUANCE OF SHARES TO INVESTORS.


              RESOLVED, that the appropriate officers of Armada be, and each of them hereby is, authorized, at any time after the effective date and time of Post-Effective Amendment No. 45 to Armada's Registration Statement relating to the Armada Treasury Plus Money Market, Armada U.S. Government Income, Armada Aggressive Allocation, Armada Conservative Allocation, Armada Mid Cap Growth and Armada Michigan Municipal Bond Funds to issue and redeem from time to time Class CC shares and Class CC-Special Series 1 shares representing interests in the Armada Treasury Plus Money Market Fund; Class DD shares, Class DD-Special Series 1 and Class DD-Special Series 2 shares representing interests in the Armada U.S. Government Income Fund; Class EE shares, Class EE-Special Series 1 shares and Class EE-Special Series 2 shares representing interests in the Armada Aggressive Allocation Fund; Class FF shares, Class FF-Special Series 1 shares and Class FF-Special Series 2 shares representing interests in the Armada Conservative Allocation Fund; Class GG Shares, Class GG-Special Series 1 shares, and Class GG-Special Series 2 shares representing interests in the Armada Mid Cap Growth ; and Class HH shares, Class HH-Special Series 1 shares and Class HH-Special Series 2 shares representing interests in the Michigan Municipal Bond Fund, in accordance with the Registration Statement under the Securities Act of 1933, as the same may from time to time be amended, and the requirements of Armada's Declaration of Trust and applicable law, and that such shares, when issued for the consideration described in such amended Registration Statement, shall be validly issued, fully paid and non-assessable by Armada.

IMPLEMENTATION OF RESOLUTIONS.

                  RESOLVED, that the officers of Armada be, and each of them hereby is, authorized and empowered to execute, seal, and deliver any and all documents, instruments, papers and writings, including but not limited to, any instrument to be filed with the State Secretary of the Commonwealth of Massachusetts or the Boston City Clerk, and to do any and all other acts, including but not limited to, changing the foregoing resolutions upon advice of Counsel prior to filing said any and all documents, instruments, papers, and writings, in the name of Armada and on its behalf, as may be necessary or desirable in connection with or in furtherance of the foregoing resolutions, such determination to be conclusively evidenced by said officers taking any such actions.

5.       APPROVAL OF ORGANIZATION OF NEW SERIES FOR ARMADA.

          RESOLVED, that there is hereby established the Armada Large Cap Ultra Fund series of shares of Armada;

         FURTHER RESOLVED, that pursuant to Section 5.1 of Armada's Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest (no par value) in Armada be, and hereby are, classified into an additional class of shares designated as Class II shares of beneficial interest;

         FURTHER RESOLVED, that pursuant to Section 5.1 of the Declaration of Trust of the Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in Armada (no par value) be, and hereby are, classified and designated as Class II-Special Series 1 shares;

         FURTHER RESOLVED, that pursuant to Section 5.1 of the Declaration of Trust of the Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in Armada (no par value) be, and hereby are, classified and designated as Class II-Special Series 2 shares;

        FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class II shares, Class II-Special Series 1 shares and Class II-Special Series 2 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class II shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to Class II shares, Class II-Special Series 1 shares and Class II-Special Series 2 shares or such other shares by the Board of Trustees in accordance with Armada's Declaration of Trust, and each Class II share, Class II-Special Series 1 share and Class II-Special Series 2 share shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

         FURTHER RESOLVED, that each Class II share, each Class II-Special Series 1 share and each Class II-Special Series 2 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class II share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect of Class II shares, Class II-Special Series 1 shares, Class II-Special Series 2 shares or such other shares and in respect of any general expenses and liabilities of Armada allocated to Class II shares, Class II-Special

Series 1 shares, Class II-Special Series 2 shares or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees:

                  (a) only the Class II shares shall bear: (i) the expenses and liabilities arising from transfer agency services that are directly attributable to Class II shares; and (ii) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class II shares;

                  (b) only the Class II-Special Series 1 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of Armada which provide for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class II-Special Series 1 shares; and (iii) such other expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class II-Special Series 1 shares;

                  (c) only the Class II-Special Series 2 shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of Armada which provide for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to such shares; (iii) the expenses and liabilities of distribution fees payable under Armada's Distribution and Shareholder Services Plan for Special Series 2 shares; and (iv) such other expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by such shares;

                  (d) no Class II shares shall bear the expenses and liabilities described in subparagraph (b) and subparagraph (c) above;

                  (e) no Class II-Special Series 1 shares shall bear the expenses and liabilities described in subparagraph (a) and subparagraph
         (c) above;

                  (f) no Class II-Special Series 2 shares shall bear the expenses and liabilities described in subparagraph (a) and subparagraph
         (b) above; and

         FURTHER RESOLVED, that the aforesaid classes or series of shares shall represent interests in the Armada Large Cap Ultra Fund;

         FURTHER RESOLVED, that the appropriate officers of Armada be, and each of them hereby is, authorized, at any time after the effective date and time of Post-Effective Amendment No. 46 to Armada's Registration Statement relating to the Armada Large Cap Ultra Fund to issue and redeem from time to time Class II shares, Class II-Special Series 1 shares and Class II-Special Series 2 shares representing interests in the Armada Large Cap Ultra Fund in accordance with the Registration Statement under the Securities Act of 1933, as the same may from time to time be amended, and the requirements of Armada's Declaration of Trust and applicable law, and that such shares, when issued for the consideration described in such amended Registration Statement, shall be validly issued, fully paid and non-assessable by Armada;

         FURTHER RESOLVED, that the officers of Armada be, and each of them hereby is, authorized and empowered to execute, seal, and deliver any and all documents, instruments, papers and writings, including but not limited to, any instrument to be filed with the State Secretary of the Commonwealth of Massachusetts or the Boston City Clerk, and to do any and all other acts, including but not limited to, changing the foregoing resolutions upon advice of Counsel prior to filing said any and all documents, instruments, papers, and writings, in the name of Armada and on its behalf, as may be necessary or desirable in connection with or in furtherance of the foregoing resolutions, such determination to be conclusively evidenced by said officers taking any such actions;

         FURTHER RESOLVED, that effective contemporaneously with the effective date of the public offering of shares of the Armada Large Cap Ultra Fund, the officers of Armada be, and they hereby are, authorized to issue and sell, from time to time, all of the authorized but unissued units of beneficial interest of the Fund without first offering the same to shareholders and otherwise in accordance with the terms of the Agreement and Declaration of Trust and the By-Laws;

         FURTHER RESOLVED, that the officers of Armada be, and they hereby are, authorized to prepare and file all necessary documents to register shares of beneficial interest of the Armada Large Cap Ultra Fund in those states where such shares will be sold.

GENERAL POWERS

         RESOLVED, that the appropriate officers of Armada be, and hereby are, authorized to do or cause to be done all such other acts and things and to make, execute, and deliver any and all of such documents in the name and on behalf of Armada, under its seal or otherwise, as they deem necessary or desirable to carry out the intent or purposes of the foregoing resolutions.

         (4) That the foregoing resolutions remain in full force and effect as of the date hereof.


                                                     /s/ W. Bruce McConnel
                                                     -------------------------
                                                     W. Bruce McConnel

Dated:   July 17, 2000


Subscribed and sworn to before
me this 17th day of July, 2000

Dorothea A. Natale
---------------------
     Notary Public